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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 9, 2005

                              BULL RUN CORPORATION
             (Exact name of registrant as specified in its charter)

            GEORGIA                      0-9385                58-2458679
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  (State or other jurisdiction        (Commission             (IRS Employer
       of incorporation)              File Number)         Identification No.)

        4370 PEACHTREE ROAD, ATLANTA, GEORGIA                     30319
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       (Address of principal executive offices)                (Zip Code)

                                 (404) 266-8333
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              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02   RESULTS OF OPERATIONS AND FINANCIAL CONDITION

The information set forth under this Item 2.02 is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

On November 9, 2005, Bull Run Corporation (the "Company") issued a press release reporting its financial results for the fiscal year and fourth quarter ended August 31, 2005. A copy of the press release is hereby attached as Exhibit 99.1 and incorporated herein by reference.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS

       (c)  Exhibits

            99.1 - Press Release of Bull Run Corporation issued November 9, 2005

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 9, 2005                   BULL RUN CORPORATION

                                         By:  /s/ FREDERICK J. ERICKSON
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                                              Frederick J. Erickson
                                              Vice President - Finance,
                                              Chief Financial Officer, Treasurer
                                              and Assistant Secretary

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